Exhibit 99.1

List of Reporting Owners and Signature Page

Name of designated filer: Warburg Pincus & Co.

Other joint filers: SOC Holdings LLC, WPXI Finance, LP, WPXI GP, L.P., Warburg Pincus Private Equity XI, L.P., Warburg Pincus XI Partners, L.P., Warburg Pincus XI, L.P., WP Global LLC, Warburg Pincus Partners II, L.P., Warburg Pincus Partners GP LLC, and Warburg Pincus LLC

Address for each joint filer is: c/o Warburg Pincus & Co., 450 Lexington Avenue, New York, New York 10017

Issuer Name and Ticker or Trading Symbol: SOC Telemed, Inc. (TLMD)

SOC HOLDINGS LLC

By:	Warburg Pincus Private Equity XI, L.P., its managing member
By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WPXI FINANCE, LP

By:	WPXI GP, L.P., its managing general partner
By:	Warburg Pincus Private Equity XI, L.P., its general partner
By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WPXI GP, L.P.

By:	Warburg Pincus Private Equity XI, L.P., its general partner
By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY XI, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS XI PARTNERS, L.P.

By:	Warburg Pincus XI, L.P., its general partner
By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS XI, L.P.

By:	WP Global LLC, its general partner
By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WP GLOBAL LLC

By:	Warburg Pincus Partners II, L.P., its managing member
By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PARTNERS II, L.P.

By:	Warburg Pincus Partners GP LLC, its general partner
By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS PARTNERS GP LLC

By:	Warburg Pincus & Co., its managing member

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS & CO.

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Partner

WARBURG PINCUS LLC

By:	/s/ Harsha G. Marti	04/07/2022
	** Signature of Reporting Person	Date
Name:	Harsha G. Marti
Title:	Managing Director

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